THIS DOCUMENT IS A COPY OF THE 8-K FILED ON MAY 22, 1995 PURSUANT TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) May 5, 1995


                                Polyphase Corporation
                (Exact name of registrant as specified in its charter)


                     Nevada                 1-9083           23-2708876

                 (State or other
                 jurisdiction of
                 incorporation)        (Commission File
                                            Number)        (IRS Employer
                                                           Identification
                                                                No.)

                    16885 Dallas Parkway, Dallas, Texas
                 75248
                    (Address of principal executive offices)    (Zip Code)


          Registrant's telephone  number, including  area code: (214)  732-
          0010

          Item 2.  Acquisition or Disposition of Assets

               On May 5, 1995, Polyphase Corporation (the "Company"), through its wholly owned subsidiary, Overhill Farms, Inc. ("Overhill"), purchased (the "Purchase") substantially all of the operating assets of IBM Foods, Inc., a California corporation ("IBM"), for approximately $29.7 million in cash (the "Purchase Price"), subject to certain adjustments as specified in the Asset Purchase Agreement, dated May 5, 1995 (the "Asset Purchase Agreement"). The Company has guaranteed to IBM the performance by Overhill of all of Overhill's duties and obligations under the Asset Purchase Agreement. In addition, the sole shareholder of IBM, Maurice H. Gettleman, has guaranteed to Overhill the performance by IBM of all of IBM's duties and obligations under the Asset Purchase Agreement.

               Prior to its acquisition by Overhill, IBM was engaged in the business of preparing packaged meals for customers, such as airlines, hotels and health organizations (the "Business"). Overhill intends to use the assets acquired from IBM to engage in substantially the same Business. The assets acquired by Overhill pursuant to the Asset Purchase Agreement include, without limitation, the following: (i) all accounts receivable of IBM,
          (ii) all of the inventory of IBM, (iii) substantially all of the contracts, licenses, current insurance policies and other commitments and arrangements of IBM in existence on the closing date of the acquisition (the "Closing Date"), (iv) all the rights of IBM under leases of real property used in the Business, (v) all supplies, recipes, product lines, and trade secrets of IBM and (vi) certain other miscellaneous assets of IBM used in the Business. Pursuant to the Asset Purchase Agreement, Overhill has also agreed to assume certain of IBM's trade payables, accrued expenses, leases and other obligations.

               In addition to approximately $4,000,000 in cash contributed directly by Overhill, payment of the Purchase Price was facilitated through (i) the issuance by Overhill of a 13% Senior Subordinated Note in the principal amount of $13,000,000 (the "Senior Subordinated Note") to Rice Partners II, L.P. ("Rice"),
          (ii) a draw down by Overhill of $9,700,000 under the terms of a $12,000,000 revolving credit facility (the "Revolving Credit Facility") with FINOVA Capital Corporation ("Finova"), which was established by Overhill in connection with the Purchase, (iii) the issuance by Overhill of a Secured Promissory Note in the principal amount of $2,000,000 (the "First Secured Note") to Finova and (iv) the issuance by Overhill of a Secured Promissory
          Note in the principal amount of $4,000,000 (the "Second Secured Note" and with the First Secured Note, the "Secured Notes").

               The Senior Subordinated Note bears interest at 13% per annum and interest is payable on the Senior Subordinated Note on the last business day of each calendar quarter. Principal on the Senior Subordinated Note is payable in two equal annual installments of $6,500,000 on each of April 29, 2002 and April 29, 2003. The Secured Notes bear per annum interest at 2.5% plus the rate of interest announced publicly by Citibank,

          N.A. from time to time as its "base rate" (the "Base Rate") and interest is payable on the Secured Notes on the first business day of each calendar month. Principal on the First Secured Note is due and payable in 59 equal successive monthly installments of $33,333 on the first business day of each calendar month, commencing June 1, 1995, with all remaining amounts outstanding due and payable in a final installment on May 1, 2000. Principal on the Second Secured Note is due and payable in 47 equal successive monthly installments of $83,333 on the first business day of each calendar month, commencing June 1, 1995, with all remaining amounts outstanding due and payable in a final installment on May 1, 1999. Amounts outstanding from time to time under the Revolving Credit Facility bear per annum interest at 1.5% plus the Base Rate. The final maturity of the Revolving Credit Facility is May 5, 1998. All amounts outstanding under the Secured Notes are due and payable on the final maturity of the Revolving Credit Facility, unless such facility is extended.

               Amounts outstanding under the Revolving Credit Facility  and the Secured Notes are secured by all inventory, equipment, receivables and general intangibles, now owned or hereafter acquired, by Overhill. The Company has also guaranteed Overhill's obligations under the Revolving Credit Facility and the Secured Notes and has pledged all of the outstanding stock of Overhill owned by the Company to secure such obligations pursuant to that certain Nonrecourse Continuing Corporate Guaranty, dated May 5, 1995, by the Company (the "Guaranty"). Pursuant to the terms of an Intercreditor and Subordination Agreement, dated May 5, 1995 (the "Intercreditor Agreement"), among Overhill, Rice and Finova, subject to certain exceptions enumerated in the Intercreditor Agreement, the Senior Subordinated Note is expressly subordinate in right of payment to all amounts at any time outstanding from Overhill to Finova.

               The Company currently owns all of the outstanding capital stock of Overhill. However, in connection with the issuance of the Senior Subordinated Note, Overhill issued to Rice common stock purchase warrants (the "Warrants") entitling Rice to purchase up to 22.5% of the common stock, par value $.01 per share, of Overhill for an aggregate exercise price of $100. The Warrants are immediately exercisable and will expire on May 5, 2005.

               The terms of the Asset Purchase Agreement, the Senior Subordinated Note, the Revolving Credit Facility, the Secured Notes, the Warrants and the Intercreditor Agreement are set forth in the Asset Purchase Agreement, that certain Note Purchase Agreement, dated May 5, 1995, among Overhill and Rice, that certain Loan and Security Agreement, dated May 5, 1995, among Overhill and Finova, that certain Warrant Purchase Agreement, dated May 5, 1995, among Overhill, the Company and Rice, the Guaranty, and the Intercreditor Agreement. Reference is made to the documents listed above, each of which is included as an exhibit to this current report, for a more complete description of the terms and provisions of each such document. The terms of the documents with Rice and Finova restrict the ability of the

          Company to realize cash from Overhill, whether by loan, dividend or otherwise, to an amount of $250,000 per year.

          Item 7.  Financial Statements and Exhibits
               The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

               1. Loan and Security Agreement, dated May 5, 1995, among FINOVA Capital Corporation and Overhill Farms, Inc.

               2.   Secured   Promissory  Note   in  principal   amount  of
          $2,000,000, dated May 5, 1995.

               3.   Secured   Promissory  Note   in  principal   amount  of
          $4,000,000, dated May 5, 1995.

               4. Intercreditor and Subordination Agreement, dated May 5, 1995, among FINOVA Capital Corporation, Rice Partners II, L.P., and Overhill Farms, Inc.

               5. Note Purchase Agreement, dated May 5, 1995, among Rice Partners II, L.P. and Overhill Farms, Inc.
               6. Warrant Purchase Agreement, dated May 5, 1995, among Rice Partners II, L.P., Polyphase Corporation and Overhill Farms, Inc.

               7.   Warrant, dated May 5, 1995.

               8. Shareholder Agreement, dated May 5, 1995, among Rice Partners II, L.P., Polyphase Corporation and Overhill Farms, Inc.

               9.   Senior  Subordinated  Note   in  principal  amount   of
          $13,000,000, dated May 5, 1995.

               10. Asset Purchase Agreement, dated May 5, 1995, among IBM Foods, Inc. and Overhill Farms, Inc., and acknowledged by Polyphase Corporation and Maurice H. Gettleman.

               11. Nonrecourse Continuing Corporate Guaranty, dated May 5, 1995, by Polyphase Corporation.

               It  is  impracticable  to  provide  the  required  financial statements for the acquired business at this time. The registrant will file such financial statements as soon as practicable, but no later than 60 days after this report must be filed.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                             POLYPHASE CORPORATION
                                             (Registrant)


          Date:  May 22, 1995                By: /s/ Paul A. Tanner
                                             Print Name:  Paul A. Tanner
                                             Title:    President

                                  INDEX TO EXHIBITS



               Exhibit
                 No.                 Exhibit              Sequentially
                                                          Numbered Page

                  1         Loan and Security
                            Agreement, dated May 5,
                            1995, among FINOVA
                            Capital Corporation and
                            Overhill Farms, Inc.
                  2         Secured Promissory Note
                            in principal amount of
                            $2,000,000, dated May 5,
                            1995.

                  3         Secured Credit
                            Promissory Note in
                            principal amount of
                            $4,000,000, dated May 5,
                            1995.

                  4         Intercreditor and
                            Subordination Agreement,
                            dated May 5, 1995, among
                            FINOVA Capital
                            Corporation, Rice
                            Partners II, L.P., and
                            Overhill Farms, Inc.
                  5         Note Purchase Agreement,
                            dated May 5, 1995, among
                            Rice Partners II, L.P.
                            and Overhill Farms, Inc.

                  6         Warrant Purchase
                            Agreement, dated May 5,
                            1995, among Rice
                            Partners II, L.P.,
                            Polyphase Corporation
                            and Overhill Farms, Inc.
                  7         Warrant, dated May 5,
                            1995.

                  8         Shareholder Agreement,
                            dated May 5, 1995, among
                            Rice Partners II, L.P.,
                            Polyphase Corporation
                            and Overhill Farms, Inc.

                  9         Senior Subordinated Note
                            in principal amount of
                            $13,000,000, dated May
                            5, 1995.

                 10         Asset Purchase
                            Agreement, dated May 5,
                            1995, among IBM Foods,
                            Inc. and Overhill Farms,
                            Inc., and acknowledged
                            by Polyphase Corporation
                            and Maurice H.
                            Gettleman.

                 11         Nonrecourse Continuing
                            Corporate Guaranty,
                            dated May 5, 1995, by
                            Polyphase Corporation